Quarterly Holdings Report
for
Fidelity® Select Portfolios®
Chemicals Portfolio
November 30, 2021
CHE-NPRT3-0122
1.810670.117
Common Stocks - 99.6%
	Shares	Value ($)
Chemicals - 97.7%
Commodity Chemicals - 15.1%
Dow, Inc.	248,900	13,672,077
LyondellBasell Industries NV Class A	93,000	8,103,090
Olin Corp.	774,000	42,066,900
Orion Engineered Carbons SA (a)	523,726	9,191,391
Trinseo PLC	80,200	3,787,846
Tronox Holdings PLC	1,075,669	23,653,961
Westlake Chemical Corp.	196,756	18,282,568
		118,757,833
Diversified Chemicals - 7.8%
Eastman Chemical Co.	113,600	11,847,344
Huntsman Corp.	825,800	26,169,602
The Chemours Co. LLC	788,459	23,417,232
		61,434,178
Fertilizers & Agricultural Chemicals - 11.1%
CF Industries Holdings, Inc.	335,417	20,322,916
Corteva, Inc.	869,893	39,145,185
The Mosaic Co.	699,000	23,919,780
The Scotts Miracle-Gro Co. Class A	28,500	4,129,365
		87,517,246
Industrial Gases - 25.1%
Air Products & Chemicals, Inc.	129,311	37,169,154
Linde PLC	506,416	161,111,187
		198,280,341
Specialty Chemicals - 38.6%
Albemarle Corp. U.S.	19,800	5,276,502
Avient Corp.	165,000	9,076,650
Axalta Coating Systems Ltd. (a)	351,900	10,669,608
Celanese Corp. Class A	182,300	27,592,928
DuPont de Nemours, Inc.	543,894	40,226,400
Ecolab, Inc.	101,300	22,434,911
Element Solutions, Inc.	911,443	20,844,701
H.B. Fuller Co.	168,500	12,327,460
HEXPOL AB (B Shares)	492,700	5,869,445
International Flavors & Fragrances, Inc.	204,016	29,004,955
Livent Corp. (a)	200	6,058
PPG Industries, Inc.	233,700	36,029,529
Quaker Houghton (b)	3,900	888,615
Sherwin-Williams Co.	255,099	84,498,993
		304,746,755
TOTAL CHEMICALS		770,736,353
Containers & Packaging - 0.3%
Metal & Glass Containers - 0.3%
O-I Glass, Inc. (a)	229,600	2,541,672
Trading Companies & Distributors - 1.6%
Trading Companies & Distributors - 1.6%
Univar, Inc. (a)	497,800	12,897,998
TOTAL COMMON STOCKS (Cost $435,084,080)		786,176,023

Money Market Funds - 0.3%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (c)	1,785,186	1,785,543
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)	342,518	342,552
TOTAL MONEY MARKET FUNDS (Cost $2,128,095)		2,128,095

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $437,212,175)	788,304,118
NET OTHER ASSETS (LIABILITIES) - 0.1%	1,046,620
NET ASSETS - 100.0%	789,350,738

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	322,782	65,006,651	63,543,890	1,025	-	-	1,785,543	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	23,872,852	60,818,180	84,348,480	37,944	-	-	342,552	0.0%
Total	24,195,634	125,824,831	147,892,370	38,969	-	-	2,128,095

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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